                                                                Exhibit No. 10-7

                                   EXHIBIT C

                               GUARANTY AGREEMENT

         This Guaranty Agreement (this "Guaranty") is made and entered into as of the 31st day of December, 1998, by Integrated Health Options, LLC, a Michigan limited liability company ("IHO"), BHG, Inc., a Michigan corporation and Illiana Behavioral Management, Inc., a Michigan corporation (collectively the "Guarantors"), for the benefit of MHM Extended Care Services, Inc., a Delaware corporation ("ECS").

         BHG of Pennsylvania, LLC, a Pennsylvania limited liability company ("BHG"), of which IHO is the sole member and manager, and ECS are entering into an Asset Acquisition Agreement, dated December 22, 1998 (the "Acquisition Agreement") and pursuant to which BHG will purchase the Acquired Assets of ECS, and a Management Agreement dated the same date (the "Management Agreement") pursuant to which BHG will provide management services to ECS in connection with the Operations between the Closing and the Effective Date upon the terms and conditions set forth therein. Except as otherwise indicated, capitalized terms used herein are defined as set forth in the Acquisition Agreement and the Management Agreement (collectively, the "Agreements").

         The Guarantors are executing and delivering this Guaranty as an inducement to ECS to enter into the Agreements.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors hereby agree as follows:

         1. Guarantor's Guarantee. The Guarantors hereby guarantee the full and punctual performance and discharge, when due, without demand therefor, of the Obligations (as defined in SECTION 3 below) of BHG under the Agreements. This Guaranty is secured by a pledge of certain collateral by IHO pursuant to a Security Agreement dated the date hereof and agreed to between IHO and ECS.

         2. Absolute and Continuing Guaranty. The Guaranty shall be an irrevocable, absolute and continuing guaranty. The obligations of the Guarantors hereunder are direct, primary and independent of the obligations of BHG and a separate claim or demand under the Agreements may be asserted against and sought to be collected from Guarantors, whether claim or demand is asserted against BHG or whether BHG is joined in any such claim(s) or demand(s).

         3. Obligations. As used herein, "Obligations" means (a) all covenants and obligations of BHG, including obligations of performance, under the Agreements arising or accruing after the Closing and on or prior to the Effective Date and (b) all obligations of BHG under the Demand Note and Term Note.

         4. Representations and Warranties. The Guarantors hereby represent and warrant to ECS as follows:

         (a) The execution, delivery and performance by the Guarantors of this Guaranty does not and will not contravene or conflict with (i) any law, order, rule, regulation, writ, injunction or decree now in effect of any government, governmental instrumentality or court having jurisdiction over the Guarantors or (ii) any contractual restriction binding on or affecting the Guarantors or any of its property or assets;

         (b) This Guaranty creates legal, valid and binding obligations of the Guarantors enforceable against them in accordance with its terms;

         (c) There is no action, proceeding or investigation pending or, to the knowledge of the Guarantors, threatened affecting the Guarantors which may adversely affect the Guarantors' ability to fulfill and perform the Obligations and other undertakings under this Guaranty; and

         (d) The Guarantors are not insolvent on the date of this Guaranty and will not become insolvent as a result of entering into this Guaranty.

The Guarantors hereby agree to indemnify, defend and hold harmless ECS from and against: (a) any loss, cost, damage or expense occurring by reason of a breach of any of the foregoing representations and warranties; and (b) the loss, mitigation, subordination or other consequences adverse to ECS by reason of any performance of the Obligations being challenged as a preference or suffering any other subjugation under any bankruptcy or other law, whether state or federal, affecting debtors, creditors and/or the relationship between and among them.

         5. Governing Law. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Delaware.

         6. Amendment. This Guaranty may not be amended, modified or supplemented except upon the expiration and delivery of a written agreement executed by the parties hereto.

         7. No Assignment. This Guaranty and all of the provisions hereof shall be binding upon the Guarantors and shall inure to the benefit of ECS and its respective successors. Neither this Guaranty nor any of the rights, interest or obligations hereunder shall be assigned by ECS without the prior written consent of the Guarantors.

         8. Waiver. Any of the terms or conditions of this Guaranty which may be lawfully waived may be waived in writing at any time by the entity which is entitled to the benefits thereof. Any waiver of any of the provisions of this Guaranty by any entity shall be binding only if set forth in an instrument in writing signed on behalf of such entity. No waiver of any of the provisions of this Guaranty shall be deemed to or shall constitute a waiver of any of the provisions of this Guaranty shall be deemed to or shall constitute a waiver of any other provision hereof nor shall such waiver constitute a continuing waiver.

         9. Notices. All notices, requests, approvals, demands and other communications required or permitted to be given under this Guaranty shall be in writing and shall be deemed to have been duly given and to be effective when delivered personally (including delivery by overnight, express or courier service) or, if mailed, five days after being deposited in the United States mail as registered or certified, postage prepaid, return receipt requested, addressed as follows or to such other address as any such entity may designate by notice:

If to the Guarantors:             Integrated Health Options, LLC
                                  10500 Lunt Avenue, Suite 106
                                  Rosemont, IL 60018
                                  Attn: Frank M. Rosenbaum

                                  Illiana Behavioral Management, Inc.
                                  10500 Lunt Avenue, Suite 106
                                  Rosemont,IL 60018
                                  Attn:  Frank M. Rosenbaum

                                  BHG, Inc.
                                  10500 Lunt Avenue, Suite 106
                                  Rosemont, IL 60018
                                  Attn:  Frank M. Rosenbaum

with a copy to:                   Ungaretti & Harris
                                  3500 Three First National Plaza
                                  Chicago, IL 60602
                                  Attn: Craig E. Nelson, Esq.

If to ECS:                        MHM Extended Care Services, Inc.
                                  8000 Towers Crescent Drive, Suite 810
                                  Vienna, Virginia 22182
                                  Attn: President

or to such other address as any such entity may, from time to time, designate in a written notice given in like manner.

         11. Complete Agreement, Conflict. This Guaranty and the other documents and writings referred to herein or delivered pursuant hereto, contain the entire understanding of the entities with respect to their subject matter. This Guaranty supersedes all prior agreements and understandings, both written and oral, between such entities with respect to such subject matter.

         12. Headings. The headings contained in this Guaranty are for reference only and shall not affect in any way the meaning or interpretation of this Guaranty.

         13. Third Party Beneficiaries. Nothing in this Guaranty, expressed or implied is intended to confer on any person other than ECS and its successors any rights, remedies, obligations or liabilities under or by reason of this Guaranty.

                                                  INTEGRATED HEALTH OPTIONS, LLC

                                                  By: /s/ FRANK ROSENBAUM
                                                      ---------------------------------
                                                      Its: Manager
                                                      Printed Name: FRANK ROSENBAUM
                                                                   --------------------

                                                  BHG, INC.

                                                  By: /s/ FRANK ROSENBAUM
                                                      ---------------------------------
                                                      Its: President
                                                          -----------------------------
                                                      Printed Name: FRANK ROSENBAUM
                                                                   --------------------

                                                  ILLIANA BEHAVIORAL MANAGEMENT,
                                                  INC.
                                                  By: /s/FRANK ROSENBAUM
                                                      ---------------------------------
                                                      Its: President
                                                          -----------------------------
                                                      Printed Name: FRANK ROSENBAUM
                                                                   --------------------